UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant

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Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY PRIME INCOME TRUST

(Names of Registrants as Specified in Their Charters)

(Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MORGAN STANLEY PRIME INCOME TRUST
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of the Morgan Stanley Prime Income Trust (the ‘‘Fund’’) will be held on Tuesday, August 1, 2006, at the offices of Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020, at 2:00 p.m. (New York time).

The Meeting is being held for the following purposes:

1.	To elect Trustees of the Fund.

2.	To amend the Fund’s fundamental policy regarding the Fund’s use of financial leverage.

3.	To approve a new fundamental policy to allow the Fund to offer to repurchase its shares on a monthly basis.

4.	To eliminate certain fundamental investment restrictions.

5.	To modify certain fundamental investment restrictions.

6.	To reclassify certain fundamental policies as non-fundamental policies.

7.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record of the Fund at the close of business on May 30, 2006, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

MARY E. MULLIN,
Secretary

Dated: June 28, 2006

If you do not expect to attend the Meeting, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope or vote by telephone or electronically on the Internet as indicated in the Proxy Card. In order to avoid the additional expense to the Fund of further solicitation, we ask your prompt cooperation in mailing in your Proxy Card or voting by telephone or electronically on the Internet.

MORGAN STANLEY PRIME INCOME TRUST
c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

PROXY STATEMENT

Special Meeting of Shareholders
August 1, 2006

This statement is furnished by the Board of Trustees (the ‘‘Board’’) of Morgan Stanley Prime Income Trust (the ‘‘Fund’’) in connection with the solicitation of Proxies by the Board for use at a Special Meeting of Shareholders of the Fund (the ‘‘Meeting’’), to be held on Tuesday, August 1, 2006, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Advisors Inc. (hereinafter ‘‘MSIA’’ or the ‘‘Investment Adviser’’), 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020. It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card will first be mailed to holders of common stock of the Fund (‘‘Shareholders’’) on or about June 28, 2006. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

If the accompanying Proxy Card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted (i) by written notice to the Secretary of the Fund or (ii) by attendance and voting at the Meeting. If no instructions are specified, shares will be voted FOR each proposal.

The Board has fixed the close of business on May 30, 2006 as the record date for the determination of Shareholders entitled notice of, and to vote at, the Meeting and any adjournments thereof. At the close of business on May 30, 2006, there were issued and outstanding 122,206,356.709 common shares of the Fund.

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Fund and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone, or otherwise through Trustees, officers of the Fund, or officers and regular employees of the Investment Adviser, Morgan Stanley Trust, Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc., without special compensation therefor. In addition, the Fund may employ Computershare Fund Services, Inc. (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. The Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, the Fund would pay the solicitor a project management fee not to exceed $7,500 and the estimated expenses outlined below.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card in the shaded box.

In certain instances, Morgan Stanley Trust or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to these services, Computershare will be paid a project management fee as well as solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, at an estimated cost of $316,583, which would be borne by the Fund.

The Fund will furnish, without charge, a copy of its most recent annual report to any Shareholder requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the Fund c/o Nina Wessel at Morgan Stanley Services Company Inc., Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311, by calling 1-800-869-NEWS, or by visiting the Investment Adviser’s Internet website at www.morganstanley.com/funds.

Morgan Stanley Services Company Inc. serves as the Fund’s administrator (the ‘‘Administrator’’). Morgan Stanley Distributors Inc. serves as the Fund’s distributor (the ‘‘Distributor’’). The business address of the Administrator and the Distributor is 1221 Avenue of the Americas, New York, New York 10020.

Shares of the Fund are entitled to one vote each at the Meeting. It is essential that Shareholders complete, date, sign and return the enclosed Proxy Card or vote by telephone as indicated on the Proxy Card.

Under the Fund’s By-Laws, the presence at the Meeting in person or by proxy of Shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

At a meeting held on April 25, 2006, the Board of the Fund determined that it was in the best interest of the Fund to approve each proposal. After careful consideration, the Board approved the submission of each proposal to Shareholders of the Fund for their approval.

The Board of the Fund unanimously recommends that you cast your vote ‘‘For’’ each proposal set forth in this Proxy Statement as follows:

•	The election of all of the nominees as Trustees as set forth in Proposal 1.

•	The amendment of a fundamental policy of the Fund as set forth in Proposal 2.

•	The approval of a new fundamental policy of the Fund as set forth in Proposal 3.

•	The elimination of certain of the Fund’s fundamental policies as set forth in Proposal 4.

•	The modification of certain of the Fund’s fundamental policies as set forth in Proposal 5.

•	The reclassification of certain of the Fund’s fundamental policies as non-fundamental policies as set forth in Proposal 6.

Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

PROPOSAL 1 — ELECTION OF TRUSTEES

At the Meetings, Shareholders will be asked to consider the election of Trustees to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Shareholders, for the election of Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid as Trustees for an indefinite term commencing August 1, 2006.

Pursuant to the Fund’s By-Laws, each Trustee holds office until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the charter.

Information Regarding Trustees and Nominee Trustees

Certain information regarding the incumbent Trustees of the Fund and nominees for election as Trustees is set forth below:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee for Trustee
James F. Higgins* (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Nominee/Trustee	Since June 2000	Director or Trustee of the funds advised by MSIA (the “Retail Funds”) (since June 2000) and various U.S. registered investment companies managed by Morgan Stanley Investment Management Inc. (the ‘‘Institutional Funds’’) (since July 2003); Senior Advisor of Morgan Stanley; Director of Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).
Interested Incumbent Trustee
Charles A. Fiumefreddo* (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman of the Board and Trustee	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (since 2006) (mutual fund consulting); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	187	None.
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Nominee/ Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 – July 2003); formerly Chief Financial Officer of the J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997 - December 1999).	187	Director of certain investment funds managed by Aetos Capital LLC.
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 - December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Nominee/ Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.
Independent Incumbent Trustees
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 2004	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	187	Director of various business organizations.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000 – 2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974 – 1992) and Chairman, Senate Banking Committee (1980 – 1986), Mayor of Salt Lake City, Utah (1971 – 1974), Astronaut, Space Shuttle Discovery (April 12 – 19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966 – 1994), most recently as Chairman of The Allstate Corporation (March 1993 – December 1994) and Chairman and Chief Executive Officer of its wholly owned subsidiary, Allstate Insurance Company (July 1989 – December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984 – 1988).	187	None.

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of MSIA, which is the investment adviser of the Retail Funds. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Investment Adviser is a subsidiary.

No Trustee or nominee for election as Trustee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Investment Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Certain information regarding the executive officers of the Fund is set forth below:

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, NY 10020	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 – September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 – July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany* (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President since February 2006	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail Funds and the Institutional Funds.
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 2006	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink* (51) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman* (44) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 – July 2004).

*	‘‘Interested person’’ of the Funds within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto and Smith, and Ms. Doberman, Chang Yu and Mullin are also officers of the Investment Adviser and its affiliates.

Name, Address and Age	Position(s) Held with the Funds, and Length of Time Served	Principal Occupation(s) During Past Five Years
Carsten Otto* (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu* (39) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith* (40) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and Morgan Stanley Services Company Inc.; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly Vice President of the Retail Funds (September 2002 – July 2003).
Mary E. Mullin* (39) 1221 Avenue of the Americas New York, NY 10020	Secretary since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	‘‘Interested person’’ of the Funds within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto and Smith, and Ms. Doberman, Chang Yu and Mullin are also officers of the Investment Adviser and its affiliates.

Each of the nominees for Trustee has consented to be named in this Proxy Statement and to serve as a Trustee of the Fund if elected. The Board of the Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee, but if that should occur before the Meeting, Proxy Cards will be voted for such persons as the Board of the Fund may recommend.

Share Ownership of Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each incumbent Trustee is in compliance with the policy. As of March 31, 2006, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $31.1 million. This amount includes compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

The following table sets forth information regarding the dollar range of beneficial ownership of shares in the Fund and in certain registered investment companies, including the Fund, managed by the Investment Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Trustees of the Fund and each nominee for election as a Trustee, as of March 31, 2006. This information has been furnished by each Trustee and nominee. The dollar values in the following table are based upon the market price of the Fund’s shares as of March 31, 2006.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Interested Trustee/Nominee
Fiumefreddo	None	Over $100,000
Higgins	None	Over $100,000
Independent Trustee/Nominee
Bowman	None	None
Bozic	None	Over $100,000
Dennis	None	None
Garn	None	Over $100,000
Hedien	None	Over $100,000
Johnson	None	Over $100,000
Kearns(1)	None	Over $100,000
Klein	None	Over $100,000
Nugent	None	Over $100,000
Reed	None	None
Reid(1)	None	Over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the plan. As of March 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $874,964 and $800,512, respectively, pursuant to the deferred compensation plan.

Board Meetings and Committees

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee provides assistance to the Board with respect to the engagement of and independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Fund has adopted an Audit Committee Charter, a copy of which is attached as Schedule A hereto. The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, none of whom is an ‘‘interested person,’’ as defined under the Investment Company Act (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, an ‘‘Independent Trustee’’). Each Independent Trustee is also ‘‘independent’’ from the Fund as defined under the listing standards of the New York Stock Exchange, Inc. (‘‘NYSE’’). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson. The Audit Committee met eight times during the fiscal year ended September 30, 2005.

The Board also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and its committees and recommends such qualified individuals for nomination by the Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board and its committees and oversees periodic evaluations of the Fund's Board and its committees. The Fund has adopted a formal, written Governance Committee Charter, a copy of which is attached hereto as Schedule B. The Governance Committee Charter is not available on the Fund’s website. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. The Governance Committee of the fund met three times during the fiscal year ended September 30, 2005.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) has participated in the election and nomination of candidates for election as Independent Trustees for the Fund presented in this Proposal for which the Independent Trustee serves. Persons recommended as candidates for nomination as Independent Trustees are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under ‘‘Shareholder Communications.’’

There were 14 meetings of the Board of Trustees of the Fund during the fiscal year ended September 30, 2005. In addition, the Independent Trustees of the Fund met six times during that period.

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. The Insurance Committee met seven times during the fiscal year ended September 30, 2005.

For the fiscal year ended September 30, 2005, each incumbent Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, held during the time such Trustee was a member of the Board.

Shareholder Communications

Shareholders may send communications to the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee noted below. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occurreds each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee of the Fund receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee from the Retail Funds and the Institutional Funds for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Trustees, as well as the total compensation paid to each Trustee of the Fund by the Fund and by other U.S. registered investment companies advised by MSIA or any investment companies that have an investment adviser that is an affiliated person of MSIA (collectively, the ‘‘Fund Complex’’) for their services as Trustees of such investment companies. The aggregate compensation paid by the Fund is as of the Fund’s fiscal year ended September 30, 2005. In all cases, there were no pension or retirement benefits accrued as part of any Fund’s expenses.

The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2005 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Trustees during such fiscal year.

COMPENSATION

Name of Trustees	Compensation from the Fund	Total Compensation from Funds and Fund Complex Paid to Trustees(2)(4)
Interested Trustee
Fiumefreddo(1)	$3,057	$360,000
Higgins(1)	0	0
Independent Trustee
Bozic	1,519	180,000
Garn	1,519	178,000
Hedien	1,519	180,000
Johnson	2,029	240,000
Kearns(3)	1,771	217,000
Nugent	1,774	210,000
Reid	1,774	215,000

(1)	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds. As of July 1, 2006, Mr. Fiumefreddo will resign as Chairman of the Boards of the Retail Funds and will be replaced by Mr. Nugent. As a result, Mr. Nugent will receive the annual fee for his services as Chairman of the Board of the Retail Funds from that date.

(2)	Amounts shown in this column also include amounts received by each Trustee for service on the Boards of several other funds affiliated with the Fund, which are part of the Fund Complex. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(3)	Amounts shown in this table include certain amounts deferred pursuant to the DC Plan.

(4)	Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement. Messrs. Bozic, Garn, Hedien, Johnson and Nugent were participants in this retirement program. As of the calendar year ended December 31, 2005, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,439 and $46,871, respectively for Bozic, $(10,738) and $46,917, respectively for Garn, $37,860 and $40,020, respectively for Hedien, $19,701 and $68,630, respectively for Johnson, and $35,471 and $61,377, respectively for Nugent. Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

Shareholder Approval

Assuming a quorum is present, approval of Proposal 1 will require the affirmative vote of a majority of the Fund’s shares represented in person or by proxy at the Meeting and entitled to vote at the Meeting.

The Board of the Fund recommends that you vote ‘‘For’’ the election of the nominees as Trustees.

OVERVIEW OF PROPOSALS RELATED TO THE
AMENDMENT, ADOPTION, ELIMINATION AND RECLASSIFICATION
OF CERTAIN FUNDAMENTAL POLICIES

The Fund’s investment objective is to provide a high level of current income consistent with preservation of capital. The Fund seeks to achieve its investment objective through investment primarily in senior collateraized loans made to corporations, partnerships and other entities, which hold the most senior positions in a borrower’s capital structure (‘‘Senior Loans’’). Under normal market conditions, the Fund invests at least 80% of its total assets in Senior Loans. The Fund is not proposing any changes to the investment objective or primary investment strategy as set forth in the preceding sentences.

The Investment Company Act requires a registered investment company, including the Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as ‘‘fundamental’’ policies. In this proxy statement, the word ‘‘restriction’’ or ‘‘limitation’’ is sometimes used to describe a policy. In addition, certain of the Fund's fundamental policies were adopted to reflect certain regulatory, business or industry conditions that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 (‘‘NSMIA’’) preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as ‘‘blue sky’’ laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Investment Adviser in managing the Fund's assets. In addition, the lack of uniform standards across the funds managed by the Investment Adviser leads to operating inefficiencies and increases the costs of compliance monitoring. Accordingly, the Investment Adviser recently conducted a review of the Fund, with the following goals: (i) to simplify, modernize and make consistent with those of other investment companies advised by the Investment Adviser or its affiliates, the Fund's policies that are required to be fundamental under the Investment Company Act, (ii) to reclassify as ‘‘non-fundamental’’ (i.e., they may be changed or eliminated by the Fund's Board without Shareholder approval) any policies that are not required to be fundamental under the Investment Company Act or the positions of the staff of the Commission in interpreting the Investment Company Act, in which case, depending on the circumstances, the policy would be either eliminated or adopted by the Board as a non-fundamental policy in the same or a modified form and (iii) to reclassify as non-fundamental or to eliminate certain policies previously required under state securities laws.

Proposal 2 seeks to amend the Fund’s fundamental policy on borrowings to allow the Fund to utilize financial leverage to the maximum extent allowable under the Investment Company Act, which in turn would allow the Fund to use financial leverage for investment purposes (i.e., to use financial leverage to purchase additional portfolio securities consistent with the Fund’s investment objective and primary investment strategy). Proposal 3 seeks to adopt a new fundamental policy on repurchase offers to eventually allow the Fund to repurchase its shares on a monthly basis. Proposal 4 seeks to eliminate certain of the Fund's fundamental investment restrictions. Proposal 5 seeks to modify certain of the Fund's fundamental investment restrictions. Proposal 6 seeks to reclassify certain of the Fund's fundamental polices as non-fundamental policies.

Shareholders should note that certain of the proposed fundamental policies are stated in terms of ‘‘to the extent permitted by the Investment Company Act or the rules and regulations thereunder.’’ Applicable law can change over time and may become more or less restrictive as a result. The fundamental policies have been drafted in this manner so that a change in law would not require the Fund to seek a Shareholder vote to amend the policy to conform to applicable law, as revised. Although the Proposals give the Fund greater flexibility to respond to future investment opportunities, the Investment

Adviser does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund, nor does the Investment Adviser anticipate that the proposed changes in the fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Fund is managed and operated.

PROPOSAL 2 — TO AMEND THE FUND’S FUNDAMENTAL POLICY
REGARDING THE USE OF FINANCIAL LEVERAGE

Reasons for the Amendment of the Policy

Under the Fund’s fundamental policy (described in more detail below), the Fund is authorized to borrow money but only for temporary or emergency purposes or to finance repurchases of shares. The Fund seeks to change this fundamental policy to allow the Fund to utilize financial leverage for investment purposes (i.e., to use such financial leverage to purchase additional portfolio securities consistent with the Fund’s investment objective and primary investment strategy) and to have the flexibility to utilize financial leverage in the form of borrowings and/or any preferred shares to the maximum extent allowable under the Investment Company Act. While the Fund does not currently intend to use financial leverage for investment purposes, the proposed amendment would afford the Investment Adviser the flexibility to do so in the future should the Investment Adviser determine that the use of such leverage would be in the best interests of the Fund and its Shareholders. Generally speaking, if the Fund can invest the proceeds from financial leverage (i.e., money from borrowings or issuing preferred shares) in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then Shareholders would have a net benefit.

The Fund’s Leverage Policy — Current and Proposed

The Fund’s current fundamental policy on borrowing provides that:

The Fund may not borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes or for the repurchase of Shares, provided that immediately after such borrowing the amount borrowed does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities which are outstanding at the time).

The Board of Trustees proposes amending the current fundamental policy to allow the Fund to utilize financial leverage to the maximum extent allowable under the Investment Company Act. If the proposed modification is approved by Shareholders, the Fund’s fundamental policy regarding borrowing would read as follows:

The Fund may not borrow money, except that the Fund may borrow money to the extent permitted by (i) the Investment Company Act, (ii) the rules or regulations promulgated by the Commission under the Investment Company Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

As described in more detail below, under the Investment Company Act, a fund generally may not (i) borrow money greater than 33 1/3% of the fund’s total assets or (ii) issue preferred shares with a liquidation value of greater than 50% of the fund’s total assets; and, except as described in the next paragraph, a fund is generally not precluded from purchasing additional portfolio securities. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 33 1/3% and 50% (but in no event more than 50%) of a fund’s total assets based on the relative amounts borrowed or preferred shares issued. Under the Fund’s proposed amended policy, the Fund would be able to use financial leverage to the maximum extent allowable under the Investment Company Act and use this financial leverage to purchase additional portfolio securities.

Under the Investment Company Act, a fund is not permitted to incur indebtedness unless immediately after such incurrence the fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the fund’s total assets). Additionally, under the Investment Company Act, a fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. Under the Investment Company Act, a fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, a fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such distribution, the net asset value of the fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value.

Because of the Fund’s current fundamental policy, the Fund currently does not employ financial leverage for investment purposes. The Fund currently employs borrowings only to provide the Fund with additional liquidity to meet its obligations to repurchase its shares pursuant to its current tender offers (and does not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund’s total assets). The proposed amendment would afford the Fund the flexibility to utilize financial leverage in the form of borrowings and/or any preferred shares to the maximum extent allowable under the Investment Company Act although there is no present intention to utilize financial leverage for investment purposes. Provided that the proposal to amend the fundamental policy regarding the Fund's use of leverage is approved, the Fund would have the flexibility to use borrowings of between 0% up to 33% of the Fund's total assets. Furthermore, although the Fund does not have any immediate intention of issuing preferred shares, the Fund also would have the flexibility to issue preferred shares of between 0% up to 50% of the Fund's total assets.

Risks of Financial Leverage

There are risks associated with borrowing or issuing preferred shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the Fund’s common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the Shareholders. Any use of leverage by the Fund also may impair the ability of the Fund to maintain its qualification for federal income taxes as a regulated investment company.

As long as the Fund is able to invest the proceeds of any financial leverage (if utilized) in Senior Loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowings or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred share offering) and the Fund’s operating expenses, the effect of leverage will be to cause the Shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses, the Shareholders would have a lower rate of return (or possibly a negative return) than if the Fund had an unleveraged capital structure. During any annual period when the Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude the Fund from paying dividends on the Fund’s common shares.

The rights of lenders to the Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the Fund’s shares, or common shares if preferred shares are outstanding, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of shares, or common shares if preferred shares are outstanding, in certain circumstances, and may require the Fund to pledge all or a portion of the Fund’s assets to secure such borrowing. Further, the terms of such borrowing may, and the Investment Company Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the Investment Company Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the Investment Company Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company.

If the Fund were to issue preferred shares, such preferred shares of the Fund would be senior to the Fund’s common shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividend and liquidating distributions. It is presently believed that any such preferred shares of the Fund would not be listed on any exchange and would be bought and sold in auctions through participating broker-dealers. If the Fund were to issue preferred shares, the Fund could be subject to, among other things, (i) more stringent asset coverage provisions, (ii) restrictions on certain investment practices and (iii) the imposition of certain minimum issue size, issuer geographical diversification and other requirements for determining portfolio assets that are eligible for computing compliance with their asset coverage requirements in connection with an investment grade rating for such preferred shares from one or more nationally recognized statistical rating organizations.

The creation of borrowing or issuance of any preferred shares by the Fund entails certain initial costs and expenses and certain ongoing administrative and accounting expenses, as well as costs of interest payments and dividends on the leverage. Certain other expenses of the Fund (such as custodian fees or portfolio transaction-related costs which generally increase with any increase in the amount of assets managed by the Fund) could be expected to marginally increase in the event adding leverage to the Fund. In addition, the amount of advisory fees paid to the Investment Adviser for investment advisory service would increase because the fees are calculated based on the Fund's total assets, which would include the proceeds from the use of leverage. All of these costs and expenses will be borne by Shareholders and will reduce the income or net assets available to Shareholders. If the Fund’s current investment income were not sufficient to meet interest expenses on any borrowings or dividend requirements on any preferred shares, the Fund might have to liquidate certain of its investments in order to meet required interest or dividend payments, thereby reducing the net asset value attributable to the Fund’s common shares.

If there are preferred shares issued and outstanding, holders of the preferred shares are entitled to elect two Trustees. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

After careful consideration, the Board of Trustees determined that the approval of this proposal and the ability of the Fund to utilize financial leverage to the maximum extent allowed by the Investment Company Act are in the best interests of Shareholders.

The Board of the Fund recommends that you vote ‘‘For’’ the Proposal to amend the Fund’s fundamental policy regarding the Fund’s use of financial leverage.

PROPOSAL 3 — TO APPROVE A NEW FUNDAMENTAL POLICY TO ALLOW THE FUND TO REPURCHASE ITS SHARES ON A MONTHLY BASIS

Reasons for New Policy

Since the Fund’s inception, the Board of Trustees has caused the Fund to make discretionary quarterly tender offers to repurchase Shares. Although the Fund has conducted these offers quarterly since its inception, there were no assurances that the Fund would do so. In December 2005, the Board of Trustees approved a new fundamental policy whereby the Fund would commit to make offers to repurchase its shares regularly under Rule 23c-3 of the Investment Company Act (‘‘Rule 23c-3’’).

The Fund is currently seeking exemptive relief from the Securities and Exchange Commission (the ‘‘Commission’’) to enable the Fund to conduct these repurchase offers for its shares on a monthly basis. The relief, if granted, will be conditioned upon, among other things, Shareholder approval of the monthly repurchase offer policy. If the Fund obtains relief from the Commission and if Shareholders approve this new fundamental policy, the Fund will have a fundamental policy pursuant to which it will make monthly repurchase offers. Such monthly tender offers are expected to commence in October 2006. The Fund's fundamental policy will be changeable only by a majority of the vote of holders of the Fund's outstanding voting securities. If Shareholder approval to adopt the new fundamental policy is not obtained and/or the relief is not otherwise granted by the Commission, the Fund expects to continue to make discretionary tender offers, provided however the Fund may determine to make quarterly repurchase offers under Rule 23c-3.

Under Rule 23c-3, each repurchase offer conducted by the Fund must be for an amount not less than 5% nor more than 25% of the shares outstanding. For any future quarterly repurchase offers, the Fund anticipated that each repurchase offer would be for up to 15% of shares outstanding on the repurchase request deadline. If relief is granted by the Commission for monthly repurchases and if Shareholders approve the proposed new fundamental policy, the Fund anticipates that each monthly repurchase offer will be for up to 5% of its shares outstanding on the repurchase request deadline; and, as described in the exemptive relief application, a proposed condition would be that the repurchase offer amount for the current monthly period, plus the repurchase offer amount for the two monthly periods immediately preceding the then current monthly period, will not exceed 25% of the shares outstanding on the repurchase request deadline, or according to any other terms as may be granted under the requested exemptive relief from the Commission. If relief is granted by the Commission and if Shareholders approve the proposed new fundamental policy to permit monthly repurchase offers, the Fund does not anticipate any significant change in its ability to accommodate repurchase requests by Shareholders. Each monthly repurchase offer is currently expected to be for up to 5% of shares outstanding (whereas the current quarterly repurchase offers would have been expected to be for up to 15% of shares outstanding), thus the Fund does not anticipate that, over any three-month period with monthly repurchase offers covering any quarter, the amount of repurchase requests will significantly change relative to the amounts that would be incurred under a quarterly repurchase policy. If relief is granted by the Commission and if Shareholders approve the new fundamental policy, as described in the exemptive relief application, the Fund would provide notification to Shareholders of an upcoming monthly repurchase offer no less than seven and no more than fourteen calendar days in advance of the repurchase request deadline, or according to any other terms as may be granted under the requested exemptive relief from the Commission. Pursuant to Rule 23c-3, the Fund may also make a discretionary repurchase offer once every two years but the Fund has no current intention to do so. The material terms of the Fund’s monthly repurchase offers are expected to be the same as the terms under any quarterly repurchase offers.

To the extent that repurchase requests exceed 5% of the Fund's outstanding shares in respect of any monthly repurchase offer (i.e., the repurchase offer is oversubscribed), the Fund will repurchase shares tendered on a pro rata basis among those shareholders tendering their shares.

Action and Recommendation of the Board of Trustees

Representatives of the Investment Adviser made presentations to the Fund’s Board of Trustees proposing the switch to monthly repurchase offers. The Board of Trustees considered information presented by the Investment Adviser regarding the potential benefits of monthly offers including more investment flexibility created by the increased shareholder liquidity (monthly repurchases versus quarterly repurchases or discretionary quarterly tender offers), potentially better planning of transactions, and the fact that if a Shareholder decides to forego a repurchase offer, they will only need to wait one month (rather than three months) for the next repurchase offer. The Investment Adviser expects limited or no impact on the overall portfolio management or performance of the Fund upon converting to monthly repurchase offers; and indeed, the Investment Adviser believes it may be easier to manage the cash needs of the Fund for the anticipated smaller monthly repurchases compared to larger quarterly repurchases or discretionary quarterly tender offers.

After careful consideration, the Board of Trustees determined that the proposal to allow the Fund to repurchase its shares on a monthly basis is in the best interests of Shareholders.

The Board of the Fund recommends that you vote ‘‘For’’ the approval of the new fundamental policy regarding the Fund’s repurchase offers.

PROPOSAL 4 — TO ELIMINATE OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Proposal 4.A. — Elimination of the Fundamental Policy
Restricting the Fund’s Ability to Pledge Assets

Reasons for Elimination of Policy

The Fund’s fundamental policy prohibiting or restricting pledging, hypothecating, mortgaging, or otherwise encumbering the Fund’s assets was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of the NSMIA, this policy is no longer required and may be eliminated from the Fund’s fundamental investment policies.

The Fund’s current limits on pledging may conflict with each Fund’s ability to borrow money to meet redemption requests or for temporary emergency purposes or for any other purpose. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Fund’s current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Fund may borrow in these situations.

Although the Investment Adviser currently plans, on behalf of the Fund, to engage only in pledging in connection with borrowing money pledging assets could decrease the Fund’s ability to liquidate assets.

If the Fund pledges a large portion of its assets, the ability to meet redemption requests or other obligations could be delayed. In addition, if the Fund were to pledge a portion of its assets in connection with any borrowing, it is possible that such pledged securities could be deemed illiquid and the Fund may not be able to dispose of such securities in a timely fashion and at a fair price, which could result in losses to the Fund. In any event, the Fund’s current borrowing limits, as well as its borrowing limits if Proposal 2 is approved at the Meeting, would remain consistent with limits prescribed under the Investment Company Act.

Proposal 4.B. — Elimination of the Fundamental Policy
Restricting Purchases of Securities on Margin

Reasons for Elimination of Policy

Purchasing securities on margin involves a form of leverage in that a securities position is established with the payment of a relatively small initial margin deposit. The Fund’s fundamental policy restricting margin activities was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from the Fund’s fundamental investment policies. Furthermore, it is unlawful for an investment company, in contravention of applicable Commission rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. As a result, elimination of the Fund’s restriction on margin activities is unlikely to affect the Fund’s investment strategies at this time. However, in the event of a change in the applicable federal regulatory requirements, the Fund would have the flexibility, subject to Board approval, to alter its investment practice without the expense and delay of a shareholder vote. The extent to which the Fund may engage in margin activities, and the nature and risks of such transactions, will be disclosed in the Fund’s updated prospectus and/or statement of additional information.

Proposal 4.C. — Elimination of the Fundamental Policy Prohibiting
Investments in Oil, Gas, and Other Types of Minerals or Mineral Leases

Reasons for Elimination of Policy

The Fund’s fundamental policy prohibiting its ability to purchase or sell interests in oil, gas, or other types of minerals or mineral leases was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer applicable and may be eliminated from the Fund’s investment policies. There are no current expectations that the Fund will engage in such activities. However, elimination of the fundamental policy would afford the Fund the flexibility, subject to Board approval, to make such investments without the delay and expense of a Shareholder vote. Should the Fund decide to engage in such activities, appropriate disclosure regarding the nature and risks of such investments would be disclosed in the Fund’s updated prospectus and/or statement of additional information.

Proposal 4.E. — Elimination of the Fundamental Policy Prohibiting or
Restricting the Purchase of Securities of Issuers in which Trustees or
Officers Have an Interest

Reasons for Elimination of Policy

The Fund’s fundamental policy prohibiting or restricting the purchase of securities in which the Fund’s trustees or officers have an interest were originally adopted to address the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Fund’s fundamental investment policies. Eliminating this restriction would increase the Investment Adviser’s flexibility when choosing investments on the Fund’s behalf. In addition, the Investment Adviser believes that the policy is unnecessary because the Fund’s Code of Ethics adequately covers and provides for the monitoring of the Fund’s securities purchases and security ownership by the Fund’s officers and trustees. Further, securities purchased by the Fund that may pose conflicts of interest are subject to the restrictions imposed by Section 17 of the Investment Company Act and the rules thereunder.

Proposal 4.F. — Elimination of the Fundamental Policy Prohibiting
Investments for Purposes of Exercising Control

Reasons for Elimination of Policy

The Fund’s fundamental policy prohibiting it from investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Fund’s investment policies. Eliminating this investment restriction would not affect the Fund’s investment strategy, as the Fund does not ordinarily invest for the purpose of exercising control over companies.

Proposal 4.G. — Elimination of the Fundamental Policy Prohibiting
the Purchase of Common Stocks

Reasons for Elimination of Policy

The Fund’s fundamental policy prohibiting it from investing in common stock was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Fund’s investment policies. Eliminating this investment restriction would not affect the Fund’s investment strategy of investing primarily in fixed income securities.

PROPOSAL 5 — TO MODIFY OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Proposal 5.A. — Modify Fundamental Policy Regarding Loans

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Fund’s fundamental policy regarding loans would read:

‘‘The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed change is intended to clarify the Fund’s ability to engage in securities lending to the extent permitted by the Investment Company Act and the then-current Commission policy. The

Investment Company Act currently limits loans of the Fund’s securities to one-third of the Fund’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by closed-end funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit Shareholder votes.

Currently, the Fund is prohibited from making loans of money or securities, except: (a) by acquiring interests in Senior Loans and making other permitted investments in accordance with its investment objective; (b) by entering into repurchase agreements (provided that no more than 10% of the Fund’s total assets will be invested in repurchase agreements that do not mature within seven days) or reverse repurchase agreements and (c) by lending portfolio securities (provided that the Fund may not lend its portfolio securities in excess of 25% of its total assets). If this Proposal is approved by Shareholders, the Fund would be permitted to make loans to the maximum extent permitted by the Investment Company Act. Securities lending may be utilized in seeking to generate additional income for the Fund. In lending securities, the Fund will be subject to risk, which like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially. Securities lending may result in delays in recovering, or a failure of the borrower to return, the loaned securities.

Proposal 5.B. — Modify Fundamental Policy Regarding
Investment in Commodities and Commodity Contracts

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Fund’s fundamental policy would read:

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

Discussion of Proposed Modification:

The Fund currently has a fundamental policy prohibiting it from purchasing or selling commodities or commodity contracts except to the extent its investments in Senior Loans or hedging instruments are considered to be commodities or commodities contracts. The proposed changes to the Fund’s policy are intended to make it clear that the Fund may use futures contracts, options on futures contracts and other derivatives. These instruments are generally accepted under modern portfolio management and are regularly used by many closed-end funds and other institutional investors.

Derivatives involve the risk that interest rates, securities prices and currency markets will not move in the direction that the Fund’s portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

If the Shareholders approve this Proposal, the Fund would have the flexibility to invest in futures contracts, options on futures contracts and other derivatives to the extent determined appropriate by the Investment Adviser and the Board. However, pursuant to Proposal 6.C., it is the Fund's current intention not to invest in puts, calls or combinations thereof, except for options on futures or options on debt securities. The extent to which the Fund may invest in futures contracts or other derivatives will be disclosed in the Fund's updated prospectus and/or statement of additional information.

Proposal 5.C. — Modify Fundamental Policy Regarding
Issuance of Senior Securities

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Fund’s fundamental policy would read:

The Fund may not issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

Discussion of Proposed Modification

Although the definition of a ‘‘senior security’’ involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund’s assets or earnings that takes precedence over the claims of the fund’s shareholders. The Investment Company Act generally limits closed-end funds from issuing senior securities; however closed-end funds are permitted to engage in certain types of transactions that might be considered ‘‘senior securities’’ as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a ‘‘senior security.’’ A closed-end fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Fund utilizes transactions that may be considered to give rise to ‘‘senior securities’’ only in accordance with applicable regulatory requirements under the Investment Company Act.

The primary purpose of the Proposal is to revise the Fund’s fundamental limitation with respect to senior securities to conform to a limitation that is expected to become the standard for all Morgan Stanley Funds. If the Proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of the Fund’s Shareholders.

Adoption of the proposed limitation on senior securities is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Fund is not currently engaged in issuing senior securities, except with the protections afforded by segregated accounts, and the Fund has no current intention to begin issuing senior securities. The proposed limitation would recognize that the Fund may issue such securities only to the extent permitted under the Investment Company Act. To the extent the Fund becomes involved in such securities trading practices, the Board will carefully review the Fund’s prospectus and/or statement of additional information disclosure of its participation and the risks of loss to the Fund and its shareholders which may result from such trading practices. The Board will further determine whether such trading practices are consistent with the Fund’s investment policies.

PROPOSAL 6 — TO RECLASSIFY OF CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES

Proposal 6.A. — Reclassification As Non-Fundamental the
Fundamental Policy Regarding the Short Sale Of Securities

Proposed New Non-Fundamental Policy:

It is proposed that the fundamental investment policy prohibiting short sales of securities be reclassified as non-fundamental and revised to read as follows:

The Fund may not make short sales of securities, except short sales against the box.

Reasons for the Reclassification of the Investment Policy:

The Fund has a fundamental policy that prohibits the Fund from making short sales of securities. This policy is not required under the Investment Company Act to be among a fund’s fundamental investment policies. The Board recommends that Shareholders vote to eliminate this fundamental investment limitation and replace it with the non-fundamental policy set forth above. The Fund does not presently intend to engage in short sales, although if the policy is reclassified as non-fundamental they may make short sales ‘‘against the box,’’ in which the Fund enters into a short sale of a security it owns. Short sales by the Fund involves certain risks and special considerations. If the Investment Adviser incorrectly predicts that the price of the security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The policy, as proposed, would give the Investment Adviser flexibility in its ability to respond, subject to Board approval, to the availability of new instruments and strategies without the costs and delays associated with a future Shareholder vote.

Proposal 6.B. — Reclassification as Non-Fundamental the Fundamental Policy Prohibiting Investments in Other Investment Companies

Proposed New Non-Fundamental Policy:

It is proposed that the Fund’s fundamental investment policy on investments in other investment companies be reclassified as non-fundamental and revised to read as follows:

The Fund may not invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act as amended from time to time; (ii) the rules and regulations promulgated by the Commission under the Investment Company Act as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act as amended from time to time.’’

Reasons for the Reclassification of the Investment Policy:

The Fund’s fundamental investment policy on investments in other investment companies was based on requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required to be among the Fund’s fundamental investment policies. Moreover, in the absence of this policy, the Fund is still subject to the limitations on investments in other investment companies imposed on all closed-end funds under Section 12(d)(1)(A) of the Investment Company Act. In general, under that section, an investment company (‘‘Acquiring Fund’’) cannot acquire shares of another investment company (‘‘Acquired Fund’’) if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund’s securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund).

As a result, this reclassification should not be material but will provide the Fund greater flexibility to respond to regulatory and other developments. To the extent the Fund invests a portion of its assets in shares of other investment companies, the Fund also will bear its proportionate share of the fees and expenses incurred by the purchased investment company in addition to its own expenses.

Proposal 6.C. — Reclassification As Non-Fundamental The Fund’s Fundamental Policy On
the Purchase or Sale of Puts, Calls, and Combinations Thereof

Proposed New Non-Fundamental Policy:    It is proposed that the Fund’s fundamental investment policy prohibiting or limiting the purchase or sale of puts, calls and combinations thereof be reclassified as non-fundamental and revised to read as follows:

The Fund may not write, purchase or sell puts, calls, or combinations thereof, except for options on futures or options on debt securities.

Reasons for the Reclassification of the Investment Policy:

The Fund has a fundamental policy prohibiting investments involving puts, calls, or combinations thereof, except for options on futures or options on debt securities. This policy is not required under the Investment Company Act to be among the Fund’s fundamental investment policies. The Board recommends that Shareholders vote to eliminate this fundamental investment policy and reclassify it as non-fundamental. Although the Fund does not have any current intention of actually expanding the range of instruments it is currently permitted to purchase, the reclassification as non-fundamental of the Fund’s fundamental policy prohibiting investments involving puts, calls, or combinations thereof, except as described above, would permit the Fund greater flexibility to respond to market and other developments. The Fund’s current investment policy allows the Fund to engage in options on futures contracts or options on debt securities. Although the Fund is proposing to reclassify such investment policy as non-fundamental, the Fund has no current intention of changing its investment policy with respect to puts, calls and combinations thereof, including changing any such limits which are now placed on the Funds’ ability to invest in such instruments. In addition, because the Fund historically has not engaged in investing in such instruments, it will do so pursuant to the new policy only under the careful review of the Board, which review may include, among other things, placing limitations on the value of the Fund’s assets and limitations on the level of risk deemed to be acceptable in connection with such investments. Put and call options involve a certain degree of risk. If a put or call option written by the Fund were exercised, the Fund would be obligated to buy or sell the underlying security at the exercise price. As a result, writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value. Any future change in the Fund’s manner of investing or the instruments it may purchase will be disclosed to Shareholders in the Fund's updated prospectus and/or statement of additional information.

REQUIRED VOTE FOR PROPOSALS 2, 3, 4, 5 and 6

Approval of each fundamental policy proposal requires the approval of the holders of a ‘‘majority of the outstanding voting securities’’ of the Fund which under the Investment Company Act means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. The Board has considered various factors and believes that approval of these fundamental policy changes are in the best interest of the Fund and its Shareholders. If these investment Proposals are not approved, the Fund's current fundamental investment policies will remain in effect.

The board of the fund, including a majority of the independent board members, recommends that the shareholders vote ‘‘For’’ the amendment, adoption, elimination, modification or reclassification of the Fund's fundamental policies as described above.

SECURITY OWNERSHIP OF TRUSTEES, OFFFICERS AND CERTAIN BENEFICIAL OWNERS

As of May 30, 2006, the aggregate number of shares of the Fund owned by the Fund’s officers and Trustees as a group was less than one percent of the Fund’s outstanding shares. As of May 30, 2006, to the knowledge of the Fund, no shareholder owned beneficially more than 5% of a class of the Fund’s outstanding common shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Fund’s executive officers and directors, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

AUDITOR FEES

Report of the Audit Committee

At a meeting held on February 6, 2006, the Board of Trustees of the Fund, including a majority of the Trustees who are not ‘‘interested persons,’’ as defined under the Investment Company Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Deloitte & Touche LLP to act as independent accountants for the Fund for the Fund’s 2006 fiscal year end. The Fund’s Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Deloitte & Touche LLP in the Fund.

The Fund’s financial statements for its fiscal year ended September 30, 2005 were audited Deloitte & Touche LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee has further discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Trustees that the audited financial statements for the Fund’s fiscal year ended September 30, 2005 be included in the Fund’s most recent annual report to shareholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Dr. Manuel H. Johnson, Chairman of the Audit Committee
Joseph J. Kearns, Vice Chairman of the Audit Committee
Fergus Reid, Member of the Audit Committee
Michael Bozic, Member of the Audit Committee
Edwin J. Garn, Member of the Audit Committee
Wayne E. Hedien, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with the annual audit of the Fund’s financial statements for the Fund’s fiscal years ended September 30, 2005 and 2004 were $71,387 and $67,991, respectively.

Audit-Related Fees

The aggregate fees billed by Deloitte & Touche LLP related to the annual audit of the Fund’s financial statements for the fiscal years ended September 30, 2005 and 2004 were $540 and $452, respectively, for assurance and related services related to the performance of the audit, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Fund’s tax returns for the fiscal years ended September 30, 2005 and 2004 were $5,746 and $5,139, respectively.

All Other Fees

There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for the Fund for its fiscal years ended September 30, 2005 and 2004.

Audit Committee Pre-approval

The Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires the Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Deloitte & Touche LLP billed the Fund’s fees for its fiscal year ended September 30, 2005 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Investment Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund for the fiscal years ended in 2005 and 2004 amounted to $0 and $230,000, respectively. Such services for the 2004 fiscal year included audit-related fees of $230,000 for assurance and related services related to the performance of the audit, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

The Audit Committee of the Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Adviser is compatible with maintaining the independence of Deloitte & Touche LLP.

Representatives from Deloitte & Touche LLP are expected to be present at the Meeting. The representatives from Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund.

SHAREHOLDER PROPOSALS

The Fund does not hold regular annual meetings of Shareholders. As a general matter, the Fund does not intend to hold future regular annual or special meetings of its Shareholders unless required by the Investment Company Act. Any Shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Fund should send such proposal to the Fund, c/o Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, New York, New York 10020. To be considered for presentation at a shareholder meeting, rules promulgated by the Commission require that, among other things, a shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

MARY E. MULLIN, Secretary
Dated: June 28, 2006

Shareholders of the Fund who do not expect to be present at the Meeting for the Fund and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Fund and return it in the enclosed envelope. No postage is required if mailed in the United States.

Schedule A

CHARTER
OF THE

AUDIT COMMITTEE

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003

The Board of Directors/Trustees of the investment companies advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP listed on the attached Exhibit I (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’) has adopted and approved this charter for the audit committee of the Board of each Fund (the ‘‘Audit Committee’’).

1.	Structure And Membership of the Audit Committee

1.01.	Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a ‘‘disinterested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds' Boards or Committees of the Boards.

1.02.	Financially Literate

Each member of the Audit Committee shall be ‘‘financially literate,’’ as such term is interpreted by the Fund's Board in its business judgment.

1.03.	Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an ‘‘audit committee financial expert,’’ as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

2.	Auditor Independence

An independent public accounting firm may serve as a Fund's auditor (the ‘‘Auditor’’) only if it complies with all of the following independence requirements, subject to such exceptions, not prohibited by law, as the Audit Committee may allow.

2.01.	Independence Certification

(1)    The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and Independence Standards Board Standard No. 1, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund's other service providers.

2.02	Employment Relationships

(1)    ‘‘Cooling Off’’ Period

The lead partner, the concurring partner, and any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for a Fund, may not accept a financial reporting oversight role with any entity in the Fund Complex within one year after the commencement of audit procedures for a Fund.

Sch A-1

(2)    Definitions

•	‘‘audit engagement team’’ means all partners, principals, shareholders and professional employees participating in an audit, review, or attestation engagement for any of the Funds, including audit partners and all persons who consult with members of the team during the engagement regarding technical or industry-specific issues, transactions or events.

•	‘‘audit partner’’ means a partner of the Auditor who is a member of the audit engagement team and has responsibility for decision-making on significant audit, accounting and reporting matters that affect the financial statements of a Fund or who maintains regular contact with the Funds' management and the Audit Committee.

•	‘‘financial reporting oversight role’’ means a role in which a person is in a position to, or does, exercise influence over the contents of the financial statements of any of the Funds or anyone who prepares them.

•	‘‘Fund Complex’’ includes the Funds, their investment advisor and persons controlling, controlled by, or under common control with, the investment adviser.

2.03.	Partner Rotation

The lead partner and the concurring partner of the Auditor may not perform any audit, review or attest services for a Fund after five consecutive years of service for any entity in the Fund Complex and, after rotating out, may not again provide audit services for any Fund until a ‘‘time-out’’ period of five more years has elapsed.

Other audit partners are required to rotate out after seven years of consecutive service for any entity in the Fund Complex and may not return until after a two-year time-out period.

2.04.	Compensation for Sales Activities

No audit partner, other than a specialty partner, of the Auditor may receive compensation at any point during the engagement period based on the procurement of engagements with any entity in the Fund Complex to provide any products or services other than audit, review or attest services.

2.05.	Prohibited Non-Audit Services

Neither the Auditor nor any person associated with the Auditor may provide any of the following non-audit services to any of the Funds:

•	bookkeeping or other services relating to the accounting records or financial statements of a Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser, or investment banking services;

•	legal and expert services unrelated to the audit;

•	any other service that the Public Company Accounting Oversight Board (the ‘‘PCAOB’’) determines, by regulation, is impermissible.

3.	Registration with PCAOB

The Auditor must be registered with the PCAOB or become registered when the PCAOB is prepared to accept registrations.

Sch A-2

4.	Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.	Duties and Powers of Audit Committee

5.01.	The Audit Committee shall have the duty and power to:

•	make recommendations to the Board regarding selection of the Auditor;

•	oversee and evaluate the work of the Auditor;

•	require the Auditor to report directly to the Audit Committee;

•	determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•	pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the ‘‘S-O Act’’) and rules promulgated by the Securities and Exchange Commission (the ‘‘SEC’’) under the S-O Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee's responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934 (the ‘‘Exchange Act’’)); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Boards' independent counsel;

•	consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, is compatible with maintaining the Auditor's independence;

•	review the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•	require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund's financial statements with the SEC, the Auditor shall provide an update of any changes;

•	review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund's financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•	review arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

Sch A-3

•	review and discuss the Fund's audited financial statements with Fund management;

•	review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund's annual report;

•	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund's proxy statement;

•	review legal and regulatory matters presented by counsel and the Fund's independent accountants that may have a material impact on the Fund's financial statements;

•	consider with the Auditor their comments with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•	receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•	establish procedures for the receipt, retention and treatment of complaints received by a Fund regarding accounting, internal accounting controls or auditing matters;

•	establish procedures for the confidential, anonymous submission by employees and officers of Funds of concerns regarding any questionable accounting or audit matter (with such procedures to be established upon the SEC's promulgation of final rules governing such procedures pursuant to the S-O Act);

•	establish procedures for the resolution of disagreements between management of a Fund and the Fund's Auditor regarding financial reporting;

•	require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund;

•	report its actions to the Boards of Directors/Trustees of the Funds, make and keep minutes of its meetings and provide copies thereof to the Boards;

•	perform such other functions consistent with this Audit Committee Charter, the Fund's Articles of Incorporation, the Fund's By-laws, or the Fund's partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

5.02.	Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds' independent directors/trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.03.	Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct ‘‘field work’’ or other types of auditing

Sch A-4

or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of the Fund's financial statements and is ultimately accountable to the Audit Committee.

6.	Meetings of the Audit Committee

The Audit Committee shall meet at least twice each calendar year, including to approve the scope of the proposed audit of a Fund's financial statements by the Auditors and to review the report of the Auditors following such audit. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7.	Review of Charter

(1)    The Audit Committee shall review and assess the adequacy of this Charter annually.

(2)    Any changes to this Charter must be recommended by the Audit Committee and approved by the Board.

Sch A-5

Schedule B

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
APRIL 22, 2004

1.	MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively as the ‘‘Board’’) of each Fund listed in the attached Exhibit A.1 The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2.	COMPOSITION

The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a ‘‘disinterested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

3.	MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

[1]	This Joint Governance Committee has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Sch B-1

4.	AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

5.	GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

a.	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii.	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

iii.	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

b.	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (‘‘the 1940 Act’’), and the NYSE;

(2)	trustee/director duties and responsibilities;

(3)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)	trustee/director orientation and continuing education;

ii.	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

iii.	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

c.	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

Sch B-2

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

6.	EVALUATION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

Sch B-3

                               EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                               YOUR PROXY VOTE IS IMPORTANT!

                               AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR
                               THE INTERNET.

                               IT SAVES MONEY!  TELEPHONE AND INTERNET VOTING
                               SAVES  POSTAGE  COSTS. SAVINGS WHICH CAN HELP
                               MINIMIZE FUND EXPENSES.

                               IT SAVES TIME!  TELEPHONE AND INTERNET VOTING IS
                               INSTANTANEOUS  - 24 HOURS A DAY.

                               IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                               1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

                               2. CALL TOLL-FREE 1-866-877-0438 OR GO TO
                                  WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                               3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE
                                  SHADED BOX FROM YOUR PROXY CARD.

                               4. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

                               5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY
                                  PHONE OR INTERNET.

PROXY                 MORGAN STANLEY PRIME INCOME TRUST                    PROXY
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 1, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on May 30,
2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at 1221 Avenue of the Americas, New York, New York 10020, and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.
VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
VOTE VIA THE TELEPHONE: 1-866-877-0438
------------------------------         ---------------------------
999 99999 999 999
------------------------------         ---------------------------

NOTE: Please sign exactly as name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

-------------------------------
Stockholder sign here

-------------------------------
Co-owner sign here

-------------------------------
Date

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

THE BOARD OF TRUSTEES OF MORGAN STANLEY PRIME INCOME TRUST RECOMMENDS THAT YOU
VOTE IN FAVOR OF THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1.     ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:                              FOR     WITHHOLD    FOR ALL
                                                                                    ALL       ALL       EXCEPT
01 Frank L. Bowman       02 Kathleen A. Dennis      03 James F. Higgins
04 Joseph J. Kearns      05 Michael F. Klein        06 W. Allen Reed                [ ]       [ ]        [ ]
07 Fergus Reid

To withhold authority to vote "FOR" any
individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

                                                                                    FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------
2.     TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING THE FUND'S USE OF           [ ]       [ ]        [ ]
       FINANCIAL LEVERAGE TO ALLOW THE FUND TO USE LEVERAGE TO THE MAXIMUM
       EXTENT ALLOWABLE UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

3.     TO APPROVE A NEW FUNDAMENTAL POLICY TO ALLOW THE FUND TO OFFER TO            [ ]       [ ]        [ ]
       REPURCHASE ITS SHARES ON A MONTHLY BASIS.

4.     TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
       REGARDING:

4.A.   PLEDGING ASSETS POLICY.                                                      [ ]       [ ]        [ ]

4.B.   PURCHASES OF SECURITIES ON MARGIN.                                           [ ]       [ ]        [ ]

4.C.   PROHIBITING INVESTMENTS IN OIL, GAS, AND OTHER TYPES OF MINERALS OR MINERAL  [ ]       [ ]        [ ]
       LEASES.

4.D.   PROHIBITING OR RESTRICTING THE PURCHASE OF SECURITIES OF ISSUERS IN WHICH    [ ]       [ ]        [ ]
       TRUSTEES, OFFICERS OR PARTNERS HAVE AN INTEREST.

4.E.   PROHIBITING INVESTMENTS FOR PURPOSES OF EXERCISING CONTROL.                  [ ]       [ ]        [ ]

4.F.   PROHIBITING THE PURCHASE OF COMMON STOCKS.                                   [ ]       [ ]        [ ]

5.    TO APPROVE THE MODIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
      REGARDING:

5.A.  LOANS.                                                                        [ ]       [ ]        [ ]

5.B.  INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS.                            [ ]       [ ]        [ ]

5.C.  ISSUANCE OF SENIOR SECURITIES.                                                [ ]       [ ]        [ ]

6.    TO APPROVE THE RECLASSIFICATION OF CERTAIN FUNDAMENTAL POLICIES AS
      NON-FUNDAMENTAL POLICIES REGARDING:

6.A.  SHORT SALE OF SECURITIES.                                                     [ ]       [ ]        [ ]

6.B.  PROHIBITING INVESTMENTS IN OTHER INVESTMENT COMPANIES.                        [ ]       [ ]        [ ]

6.C.  PURCHASE OR SALE OF PUTS, CALLS, AND COMBINATIONS THEREOF.                    [ ]       [ ]        [ ]